Exhibit 10.4

This instrument prepared by
And when recorded deliver to:

Daniel D. White, Esq.
LAW OFFICE OF DANIEL D. WHITE
One Corporate Plaza Drive, Suite 110
Newport Beach, California 92660-7924

STATE OF FLORIDA
COUNTY OF DUVAL

MORTGAGE AND SECURITY AGREEMENT

THIS MORTGAGE AND SECURITY AGREEMENT (this "Mortgage") is dated June 24, 2013, from INSPIRED BUILDERS, INC., a Nevada corporation, whose address is 233 Wilshire Boulevard, Santa Monica, CA 90401 (hereinafter the "Mortgagor"), to BONAIR, LLC, a Nevada limited liability company, whose address is One Corporate Plaza Drive, Suite 110, Newport Beach, CA 92660 (hereinafter the "Mortgagee"), WITNESSETH:

THIS IS A FIRST MORTGAGE.

SECTION 1

1.1              PREMISES. The Mortgagor, for and inconsideration of the premises, as security for the Secured Indebtedness, as that term is hereinafter defined, and other good and valuable consideration, the receipt of which is hereby acknowledged, does hereby bargain, sell, convey and grant unto the Mortgagee, its successors and assigns, the following (hereinafter collectively the "Premises"):

(a)           REAL PROPERTY. That certain real property (the "Real Property") lying and being in Duval County, Florida, and being more particularly described as follows:

SEE EXHIBIT "A" ATTACHED HERETO AND INCORPORATED HEREIN

(b)           IMPROVEMENTS. All buildings, structures and improvements of every nature whatsoever now or hereafter situated on the Real Property, all building materials, plans, specifications, drawings and books and records pertaining to design or construction of any buildings, structures and improvements now or hereafter situated on the Real Property, and all gas and electric fixtures, radiators, heaters, engines and machinery, boilers, ranges, elevators and motors, plumbing and heating fixtures, carpeting and other floor coverings, fire extinguishers and any other safety equipment required by governmental regulation or law, washers, dryers, water heaters, mirrors, mantles, air conditioning apparatus, refrigeration plants, refrigerators, cooking apparatus and appurtenances, window screens, awnings and storm sashes which are or shall be attached to said buildings, structures or improvements and all other furnishings, fixtures, machinery, equipment, appliances, materials, chattels, inventory, accounts, farm products, consumer goods, general intangibles and personal property of every kind and nature whatsoever now or hereafter owned by the Mortgagor and located in, on or about or used or intended to be used with or in connection with the use, operation and enjoyment of the Real Property, including all extensions, additions, improvements, betterments, after-acquired property, renewals, replacements and substitutions, or proceeds from a permitted sale of any of the foregoing, and all the right, title and interest of the Mortgagor in any such furnishings, furniture, fixtures, machinery, equipment, appliances, and personal property subject to or covered by any prior security agreements, conditional sales contract, chattel mortgage or similar liens or claims, all of which are hereby declared and shall be deemed to be fixtures and accessions to the Real Property and part of the Premises as between the parties hereto and all persons claiming by, through or under them.

(c)          APPURTENANCES. All easements, rights-of-way, strips and gores of land, vaults, streets, ways, alleys and passages, sewer rights, water rights and powers, minerals, flowers, shrubs, trees and other emblements now or hereafter located on the Real Property or under or above the same or any part or parcel thereof and all estates, rights, titles, interests, privileges, liberties, tenements, hereditaments and appurtenances, reversions and remainders, whatsoever, in any way belonging, relating or appertaining to the Real Property or Improvements or any part thereof, or which hereafter shall in any way belong, relate or be appurtenant thereto, whether now owned or hereafter acquired by the Mortgagor.

TO HAVE AND TO HOLD the same, together with all and singular the tenements, hereditaments and appurtenances thereunto belonging or in any way appertaining, to the Mortgagee, its successors and assigns in fee simple forever.

1.2              PERMITTED ENCUMBRANCES The Mortgagor, for itself, its successors, assigns, covenants with the Mortgagee, its successors and assigns, that: (i) the Mortgagor is indefeasibly seized of the Premises in fee simple; that the Mortgagor has full power and lawful right to convey the same in fee simple as aforesaid; that it shall be lawful for the Mortgagor, its successors and assigns at all times peaceably and quietly to enter upon, hold, occupy and enjoy the Premises and every part thereof; that the Premises and every part thereof is free from all encumbrances of every kind and character except for taxes assessed for the year of closing and those matters, if any, described in the title insurance commitment issued in connection herewith (the "Permitted Encumbrances"); that the Mortgagor will make such further assurances to perfect the fee simple title to the Premises in the Mortgagee, its successors and assigns, as may reasonably be required; that the Mortgagor does hereby fully warrant the title to the Premises and every part thereof and will defend the same against the lawful claims of all persons whomsoever except for the Permitted Encumbrances; (ii) the Mortgagor shall duly, promptly and fully perform, discharge, execute, effect, complete, comply with and abide by each and every of the stipulations, agreements, conditions and covenants of the Note and all other documents or instruments evidencing or securing the Secured Indebtedness, as those terms are hereinafter defined; (iii) the Premises and its use fully complies with all applicable building and zoning codes and other land use regulations, any applicable environmental laws or regulations, and any other applicable laws or regulations; (iv) no part of the Real Property has been artificially filled; and (v) the Mortgagor has lawful access to the Premises from a public road.

1.3              SECURED INDEBTEDNESS. This conveyance is intended to be and is a real property Mortgage and a "Security Agreement" governed by the laws of the State of Florida concerning mortgages and the Uniform Commercial Code as adopted in Florida and is intended to secure the payment of the following (the "Secured Indebtedness"):

(i)	A promissory note in the principal sum of Seven Hundred Fifty Thousand and 00/100 Dollars ($750,000.00), dated June 24, 2013; and

(ii)
The compliance with all the covenants, agreements and stipulations of this Mortgage, the Note, and any and all documents or instruments evidencing, securing or otherwise executed in connection with the Secured Indebtedness.

1.4              ASSIGNMENT OF LEASES AND RENTS. The Mortgagor hereby assigns, transfers, sets over and pledges to the Mortgagee, its successors and assigns, as further security and means for the discharge of the Secured Indebtedness, all leases of all or any part of the Premises now made, executed or delivered, whether written or verbal, or to be hereafter made, be the same written or verbal, and all of the rents, issues and profits of the Premises and the improvements now or hereafter thereon, which rents, issues and profits may become due and payable at any time during the life of this Mortgage when any amount shall be due and unpaid by the Mortgagor hereunder or when the Mortgagor shall otherwise be in default hereunder, whether said rents, issues and profits shall be due from the present or any future tenants or leases thereof, with full power and authority in the Mortgagee or its assigns to collect and receive the same from said tenants or leases or from any real estate agent or other person collecting the same, and to give proper receipts and acquittances therefor and after paying all commissions of any rental agent collecting the same and any attorney's fees and other expenses incurred in collecting the same to apply the net proceeds of such collections upon any and all indebtedness, obligations, undertakings or liabilities of the Mortgagor hereunder.

SECTION 2

The Mortgagor further covenants and agrees as follows:

2.1              PAYMENT OF INDEBTEDNESS. To pay all and singular the principal and interest and other sums of money payable by virtue of the Secured Indebtedness, as in the Note, any instrument or instruments evidencing one or more future or additional advances, and/or this Mortgage provided, promptly on the days that the same respectively become due.

2.2              MAINTENANCE AND REPAIR. To keep perfect and unimpaired the security hereby given and to permit, commit or suffer no waste, impairment or deterioration of the Premises or any part thereof. The Mortgagor shall comply with all restrictive covenants, statutes, ordinances and requirements of any governmental authority relating to the Premises and shall not join in, consent to or initiate any change in such restrictive covenants, statues, ordinances or requirements without the express written consent of the Mortgagee.

2.3               TAXES, LIENS AND OTHER CHARGES. To pay all and singular the taxes, assessments, obligations and encumbrances of every nature now on the Premises or that hereafter may be levied, assessed or imposed thereon when due and payable according to law and before they become delinquent; and if the same not be promptly paid the Mortgagee may, at any time either before or after delinquency, pay the same without waiving or affecting its right to foreclose this Mortgage or an other right hereunder and all sums so paid shall become a part of he Secured Indebtedness and, at the option of the Mortgagee, shall bear interest from the date of each such payment at the maximum rate allowed by law. Upon notification from the Mortgagee, the Mortgagor shall pay to the Mortgagee, together with and in addition to the payments of principal and interest payable under the terms of the Note secured hereby, on installment paying dates in the Note, until said Note is fully paid or until notification from the Mortgagee to the contrary, an amount reasonably sufficient (as estimated by the Mortgagee) to provide the Mortgagee with funds to pay said taxes, assessments, insurance premiums, rents and other charges next due so that the Mortgagee will have sufficient funds on hand to pay the same thirty (30) days before the date upon which they become past due. In no event shall the Mortgagee be liable for any interest on any amount paid to it as herein required, and the money so received shall be held in a separate account pending payment or application thereof as herein provided. As required by the Mortgagee, the Mortgagor shall furnish to the Mortgagee, at least thirty (30) days before the date on which same will become past due, an official statement of the amount of said taxes, assessments, insurance premiums and rents next due, and the Mortgagee shall ay said charges to the amount of the then unused credit therefor as and when they become severally due and payable. An official receipt therefor shall be conclusive evidence of such payment and the validity of such charges.

2.4              INSURANCE.The Mortgagor will keep, or cause tenants of the Premises to keep, the Premises insured against loss or damage by fire, flood and such other risks and matters including, without limitation, business interruption, rental loss, public liability and boiler insurance, as the Mortgagee may from time to time require in amounts required by the Mortgagee, not exceeding in the aggregate 100% of the full insurable value of the Premises, and shall pay, or cause the tenants of the Premises to pay, the premiums for such insurance as same become due and payable. All policies of insurance (the "Policies") shall be issued by an insurer acceptable to the Mortgagee and shall contain the standard Florida non-contribution provision naming the Mortgagee as the person to which all payments made by such insurance company shall be paid. The Mortgagor will assign and deliver the Policies to the Mortgagee. Not later than thirty (30) days prior to the expiration date of each ofthe Policies, the Mortgagor will deliver to the Mortgagee evidence satisfactory to the Mortgagee of the renewal of each of the Policies. If the Premises shall be damaged or destroyed, in whole or in part, by fire or other casualty, the Mortgagor shall give prompt notice thereof to the Mortgagee. Sums paid to the Mortgagee by any insurer may be retained and applied by the Mortgagee toward payment of the Secured Indebtedness in such priority and proportions as the Mortgagee in its discretion shall deem proper or, at the discretion of the Mortgagee, the same may be paid, either in whole or in part, to the Mortgagor for such purposes as the Mortgagee shall receive and retain such insurance money, the lien of this Mortgage shall be reduced only by the amount thereof received after expenses of collection and retained by the Mortgagee and actually applied by the Mortgagee in reduction of the Secured Indebtedness. The foregoing rights of the Mortgagee with respect to any proceeds of insurance is subject and subordinate to the rights of any mortgagee whose mortgage recorded against the Real Property is superior in right to this Mortgage.

2.5              EXPENSES. To pay all and singular the costs, charges and expenses, including reasonable attorneys' fees and costs of abstracts of title, incurred or paid at any time by the Mortgagee or its assigns in collecting or attempting to collect the Secured Indebtedness or in foreclosing or attempting to foreclose this Mortgage or in enforcing any of its rights hereunder or incurred or paid by it because of the failure on the part of the Mortgagor promptly and fully to perform the agreements and covenants of the instrument or instruments evidencing the Secured Indebtedness and this Mortgage; and said costs, charges and expenses shall be immediately due and payable and shall be secured by the lien of this Mortgage.

2.6              CONDEMNATION.Notwithstanding any taking of any property herein conveyed and agreed to be conveyed, by eminent domain, alteration of the grade of any street or other injury to, or decrease in value of, the Premises by any public or quasi-public authority or corporation, the Mortgagor shall continue to pay principal and interest on the Secured Indebtedness, and any reduction in the Secured Indebtedness resulting from the application by the Mortgagee of any award or payment for such taking, alterations, injury or decrease in value of the Premises, as hereinafter set forth, shall be deemed to take effect only on the date of such receipt; and said award or payment may, at the option of the Mortgagee, be retained and applied by the Mortgagee toward payment of the Secured Indebtedness, or be paid over, wholly or in part, to the Mortgagor for the purpose of altering, restoring or rebuilding any part of the Premises which may have been altered, damaged or destroyed as a result of any such taking, alteration of grade, or other injury to the Premises, or for any other purpose or object satisfactory to the Mortgagee, but the Mortgagee shall not be obligated to see to the application of any amount paid over to the Mortgagor. If, prior to the receipt by the Mortgagee of such award or payment, the Premises shall have been sold on foreclosure of this Mortgage, the Mortgagee shall have the right to receive said award or payment to the extent of any deficiency found to be due upon such sale, with legal interest thereon, whether or not a deficiency judgment on this Mortgage shall have been sought or recovered or denied, and of the reasonable counsel fees, costs and disbursements incurred by the Mortgagee in connection with the collection of such award or payment. The foregoing rights of the Mortgagee with respect to any proceeds of any condemnation with respect to the Premises is subject and subordinate to the rights of any mortgagee whose mortgage recorded against the Real Property is superior in right to this Mortgage.

2.7              REPAIRS BY MORTGAGEE. The Mortgagee shall have the right from time to time to expend such sums as it shall deem necessary to keep the Premises in good condition and repair, and all sums so expended shall be added to and become part of the Secured Indebtedness and shall bear interest and be payable as herein provided for the payment of the Secured Indebtedness and interest, and the lien of this Mortgage shall extend to and secure the same.

2.8              INDEMNIFICATION. The Mortgagor shall protect, indemnify and save harmless the Mortgagee from and against all liabilities, obligations, claims, damages, penalties, causes of action, costs and expenses (including without limitation attorneys' fees and expenses) imposed upon or incurred by or asserted against the Mortgagee by reason of (a) ownership of this Mortgage, the Premises or any interest therein or receipt of any rents; (b) any accident, injury to or death of persons or loss of or damage to property occurring in, on or about the Premises or any part thereof or on the adjoining sidewalks, curbs, adjacent property or adjacent parking areas, streets or ways; (c) any use, nonuse or condition in, on or about the Premises or any part thereof or on the adjoining sidewalks, curbs, adjacent property or adjacent parking areas, streets or ways; (d) any failure on the part of the Mortgagor to perform or comply with any of the terms of this Mortgage; or (e) performance of any labor or services or the furnishing of any materials or other property in respect of the Premises or any part thereof. Any amounts payable to the Mortgagee by reason of the application of this paragraph shall become part of the Secured Indebtedness and shall bear interest and be payable as herein provided for the payment of the Secured Indebtedness and interest, and the lien of this Mortgage shall extend to and secure the same. The obligations fo the Mortgagor under this paragraph shall survive any termination or satisfaction of this Mortgage.

2.9              HAZARDOUS SUBSTANCES. The Mortgagor shall not cause or permit the presence, use, disposal, storage, or release of any Hazardous Substances (hereinafter defined) on or in the Premises. The Mortgagor shall not do, nor allow anyone else to do, anything affecting the Premises that is in violation of any Environmental Law (hereinafter defined). The Mortgagor shall promptly give the Mortgagee written notice of any investigation, claim, demand, lawsuit or other action by any governmental or regulatory agency or private party involving the Premises and any Hazardous Substance or Environmental Law of which the Mortgagor has actual knowledge. If the Mortgagor learns, or is notified by any governmental or regulatory authority, that any removal or other remediation of any Hazardous Substance affecting the Premises is necessary, the Mortgagor shall promptly take all necessary remedial actions in accordance with Environmental Law at the Mortgagor's expense. As used in this paragraph, "Hazardous Substances" are those substances defined as toxic or hazardous substances by Environmental Law, and the following substances: (I) gasoline, kerosene, other flammable or toxic petroleum products, toxic pesticides and herbicides and volatile solvents (other than such small quantities thereof as are generally recognized as being appropriate to normal use and to maintenance of the Premises), and (ii) materials containing asbestos or formaldehyde, and radioactive materials. As used in this paragraph, "Environmental Law" means federal laws and laws of the jurisdiction where the Premises are located that relate to health, safety or environmental protection. To the maximum extent permitted by applicable law, the Mortgagor shall indemnify the Mortgagee and he Mortgagee's successors, assigns, members, managers, officers, directors, shareholders, employees, affiliates and agents (collectively, the "Indemnitees") against any and all liabilities, losses, damages or expenses suffered or incurred by Indemnitees as the result of the Mortgagor's failure to observe or perform any of the provisions of this paragraph, as a result of the failure of Mortgagor or any other person to comply with any Environmental Law affecting the Premises or as a result of the presence, storage, disposal or treatment on the Premises of any Hazardous Substance. The indemnification obligations of the Mortgagor under this paragraph shall survive payment or satisfaction of the Secured Indebtedness and any acquisition of the Premises by the Mortgagee by foreclosure of this Mortgage, by conveyance in lieu of foreclosure or otherwise, and such provisions shall remain in full force and effect as long as the possibility exists that Indemnitees may suffer or incur any such liabilities, losses, damages or expenses.

SECTION 3

3.1              EVENT OF DEFAULT. Each of the following events shall constitute an "Event of Default" under this Mortgage: (i) should the Mortgagor fail to pay the Secured Indebtedness, or any part thereof, when and as the same shall become due and payable; (ii) should any warrant or representation of the Mortgagor herein contained, or contain ed in any instrument, transfer, certificate, statement, conveyance, assignment or loan agreement given with respect to the Secured Indebtedness, prove untrue or misleading in any material aspect; (iii) should the Premises be subject to actual or threatened waste; (iv) should any federal tax lien or claim of lien for labor or material be filed of record against the Mortgagor or the Premises and not be removed by payment or bond within thirty (30) days from date of recording; (v) should any claim of priority to this Mortgage by title, lien or otherwise be asserted in any legal or equitable proceeding which is not fully covered by applicable title insurance; (vi) should the Mortgagor or any guarantor of the Secured Indebtedness make any guarantor of the Secured Indebtedness or of any of the Mortgagor's or any guarantor's of the Secured Indebtedness property be appointed, or should any petition for the bankruptcy, reorganization or arrangement of Mortgagor or any guarantor of the Secured Indebtedness pursuant to the Federal Bankruptcy Act or any similar statue be filed, or should the Mortgagor or any guarantor of the Secured Indebtedness be adjudicated a bankrupt or insolvent, or should the Mortgagor or any guarantor of the Secured Indebtedness in any proceeding admit his insolvency or inability to pay his debts as they fall due or should the Mortgagor, if a corporation, be liquidated or dissolved; (vii) should the Mortgagor fail to keep, observe, perfoi in, carry out and execute in every particular the covenants, agreement, obligations and conditions set out in this Mortgage or in the Note or in any instrument given with respect to the Secured Indebtedness; (viii) should the Mortgagor transfer, convey, encumber, mortgage, grant a security interest in or otherwise convey any interest in the Premises whatsoever without the prior written consent of the Mortgagee, excluding the creation of a purchase money security interest for household appliances, a transfer by devise, descent or by operation of law upon the death of a joint tenant or the grant of any leasehold interest of three (3) years or less not containing an option to purchase; (ix) should there occur, without the prior written consent of the Mortgagee, any change in the ownership of the Mortgagor; (x) should an event of default or an event that but for the passage of time or giving of notice would constitute an event of default occur under the terms of any mortgage or any note secured by said mortgage or any other document or security instrument given in connection therewith given from the Mortgagor to the Mortgagee; (xi) should an event of default or an event that but for the passing of time or giving of notice would constitute an event of default occur under the terms of any other mortgage encumbering all or any portion of the Premises; or (xii) should the Mortgagor hereafter attempt to limit the maximum principal amount which may be secured by this Mortgage.

3.2              REMEDIES. If an Event of Default occurs and remains uncured, then in either or any such event, the aggregate sum or sums secured hereby then remaining unpaid, with interest accrued at that time, and all moneys secured hereby, shall become due and payable forthwith, or thereafter, at the option of the Mortgage, its assigns, as fully and completely as if all of the said sums of money were originally stipulated to be paid on such date, anything in the Note or any instrument or instruments on in this Mortgage to the contrary notwithstanding; and thereupon, or thereafter, at the option of the Mortgage, or its assigns, without notice or demand, suit at law or in equity may be prosecuted as if all moneys secured hereby had matured prior to its institution. The Mortgagee, or its assigns, may do either or both of the following as to the amount so declared due and payable: (i) bring an action to enforce payment of the amount so declared due and payable, with or without bringing an action to foreclose this Mortgage; and/or (ii) foreclose this Mortgage as to the amount so declared due and payable, and the Premises, or any part or parts thereof, in one or more sales as determined by the Mortgagee, shall be sold to satisfy and pay the same with costs, expenses and allowances. In addition, the Mortgagee shall also be entitled to take such action and avail itself of such remedies as may be available under the Uniform Commercial Code in effect in the State of Florida.

3.3              RECEIVER. In the event a suit shall be instituted to foreclose this Mortgage, the Mortgage, its successors or assigns, shall be entitled to apply at any time pending such foreclosure suit to the court having jurisdiction thereof for the appointment of a receiver for all and singular the Premises and of all the rents, income, profits, issues and revenues thereof, from whatsoever source derived, with the usual powers and duties of receivers in like cases, and such appointment shall be made by such court as a matter of strict right to the Mortgage, its successors or assigns, without reference to the adequacy or inadequacy of the value of the property hereby mortgaged or to the solvency or insolvency of the Mortgagor, the Mortgagor's legal representative, successors or assigns, and that such rents, profits, incomes, issues, and revenues shall be applied by such receiver to the payment of the Secured Indebtedness, costs, and charges according to the order of said court. The Mortgagor hereby specifically waives the right to object to the appointment of a receiver as described herein and hereby expressly consents that such appointment shall be made as an admitted equity and is the Mortgagee's absolute right, and that the appointment may be done without notice to the Mortgagor. The Mortgagor further consents to the appointment of the Mortgagee or any officer or employee of the Mortgagee as receiver.

SECTION 4

4.1              PRIOR LIENS, LEASEHOLD, OR CONDOMINIUM. If this is a junior Mortgage, or if this is a mortgage on a leasehold estate, the Mortgagor shall pay all installments of principal and interest and perform each and every covenant and obligation of the prior mortgage or the lease. Failure of the Mortgagor to do so shall constitute a default hereunder. Upon failure of the Mortgagor to do so, the Mortgagee may (but shall not be required to) make such payments or perform such covenants or obligations and the cost of same, together with interest at the maximum rate allowed by law, shall be payable by the Mortgagor upon demand by the Mortgagee and shall be secured by the lien of this Mortgage. If this is a junior Mortgage and the Mortgagor increases the amount due on any prior mortgage without the Mortgagee's prior written consent, the Mortgagee may, at its option, immediately or thereafter declare this Mortgage and the indebtedness secured hereby due and payable forthwith and thereupon may, at its option, proceed to foreclose this Mortgage. If this is a Mortgage on a condominium or a planned unit development, Mortgagor shall perform all of the Mortgagor's obligations under the declaration or covenants creating or governing the condominium or planned unit development, and constituent documents. If a condominium or planned unit development rider is executed by the Mortgagor and recorded together with this Mortgage, the covenants and agreements of such rider shall be incorporated into and shall amend and supplement the covenants and agreements of this Mortgage as if the rider were a part hereof.

4.2              NOTICES. Any notice, election, or other communication required or permitted hereunder shall be in writing and shall be either: (i) delivered in person; (ii) sent by overnight courier service; or (iii) sent by certified or registered United States mail, return receipt requested, to the addresses for the Mortgagor and the Mortgagee set forth on the first page of this Mortgage. Any notice, election, or other communication delivered or mailed as aforesaid shall, if delivered in person, be effective upon date of delivery, if couriered by overnight delivery service be effective on the date of delivery and if mailed, such notice shall be effective upon date of actual receipt. Any notice delivered to the address or addresses set forth above to the respective party shall be deemed delivered if delivery thereof is rejected or refused at the address provided. Each party hereto may change its address and addressee for notice, election, and other communication from time to time by notifying the other parties hereto of the new address and addressee in the manner provided for giving notice herein.

4.3              SUBROGATION. To the extent of the Secured Indebtedness, the Mortgagee is hereby subrogated to the lien or liens and to the rights of the owners and holders thereof of each and every mortgage, lien or other encumbrance on the Premises which is paid or satisfied, in whole or in part, from the proceeds of the loan evidenced by the Secured Indebtedness or from the proceeds of any future or additional advances, and the liens of said mortgages or other encumbrances shall be and the same and each of them hereby are preserved and shall pass to and be held by the Mortgagee herein as security for the Secured Indebtedness, the same extent that it would have been preserved and would have been passed to and been held by the Mortgagee had it been duly and regularly assigned, transferred, set over and delivered unto the Mortgagee by separate deed of assignment, notwithstanding the fact that the same may be satisfied and cancelled of record, it being the intention that the same will be satisfied and cancelled of record by the holders thereof at or about the time of the recording of this Mortgage.

4.4              GENERAL. The provisions hereof shall be binding upon and shall inure to the benefit of the Mortgagor, its successors and assigns (including without limitation subsequent owners of the Premises), and shall be binding upon and inure to the benefit of the Mortgagee, its successors or assigns of any future holder of the Secured Mortgage and may not be changed, terminated or modified orally or in any other manner than by an instrument in writing signed by the party against whom enforcement is sought. The captions or headings at the beginning of each Section hereof are for the convenience of the parties are not a part of this Mortgage. In no event shall all charges in the nature of interest charged or taken on this Mortgage or in connection with the Secured Indebtedness exceed the maximum allowed by law, and in the event such charges cause the interest to exceed said maximum allowed by law, such interest shall be recalculated, and such excess shall be credited to principal, it being the intent of the parties that under no circumstances shall the Mortgagor be required to pay any charges in the nature of interest in excess of the maximum rate allowed by law. In the case any one or more of the covenants, agreements, terms, or provisions contained in this Mortgage or in the Note shall be held or found invalid, illegal, or unenforceable in any respect, the validity of the remaining covenants, agreements, terms, or provisions contained herein and in the Note shall in no way be affected, prejudiced, or disturbed thereby. This Mortgage shall be governed and construed by the laws of the State of Florida. No act of the Mortgagee shall be construed as an election to proceed under any one provision of the Mortgage or of the applicable statutes of the State of Florida to the exclusion of any other such provision, anything herein otherwise to the contrary notwithstanding. Time is of the essence of this Mortgage. No waiver of any covenant herein or in the obligations secured hereby shall at any time hereafter be held to be a waiver of any of the other terms hereof or of the Secured Indebtedness secured hereby or future waiver of the same covenant. The use of any gender shall include all other genders. The singular shall include the plural. The Mortgagor will execute and deliver promptly to the Mortgagee on demand at any time or times hereafter any and all further instruments reasonably required by the Mortgagee to carry out the provisions of this Mortgage.

4.5              ENTIRE AGREEMENT, WAIVER OF JURY TRIAL. It is understood and agree that:
ANY CONTEMPORANEOUS OR PRIOR REPRESENTATIONS, STATEMENTS, UNDERSTANDINGS AND AGREEMENTS, ORAL OR WRITTEN, BETWEEN THE MORTGAGOR AND THE MORTGAGEE ARE MERGED INTO THIS MORTGAGE, WHICH ALONE FULLY AND COMPLETELY EXPRESSES THEIR AGREEMENT, AND THAT THE SAME IS ENTERED INTO AFTER FULL INVESTIGATION, NEITHER PARTY RELYING ON ANY STATEMENT OR REPRESENTATION MADE BY THE OTHER WHICH IS NOT EMBODIED IN THIS MORTGAGE. THE MORTGAGEE AND THE MORTGAGOR HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT EITHER MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTION OF EITHER PARTY. THIS PARAGRAPH IS A MATERIAL INDUCEMENT FOR THE MORTGAGEE MAKING THE LOAN TO MORTGAGOR.

The Mortgagor has executed this Mortgage as of the date and year first above written.

Signed, sealed and delivered	THE MORTGAGOR
in the presence of:
INSPIRED BUILDERS, INC., a Nevada corporation

[Type/Print Name of Witness]	MATTHEW J. NORDGREN
Chief Executive Officer

[Type/Print Name of Witness]

EXHIBIT "A"

LEGAL DESCRIPTION

PARCEL D:

A part of the unsurveyed portion of Section 14, Township 1 South, Range 27 East, Duval County, Florida, as recorded in Deed Book 1754, page 427 and Official Records Book 201, page 318, said public records, being more particularly described as follows:

Commence at the intersection of the northerly prolongation of the east line of Government Lot 4, Section 23, Township 1 South, Range 27 East, and the northerly right-of-way line of Hecksher Drive (a 200 foot right-of-way as now established); thence North 89 degrees 20 minutes 20 seconds West along said right-of-way, a distance of 1200 feet to the Point of Beginning; thence continue North 89 degrees 20 minutes 20 seconds West, a distance of 624 feet, more or less, to the approximate high water line of Dunn's Creek; thence northeasterly, easterly and southeasterly along the meanderings of the approximate high waterline of Dunn's Creek to a point that lies North 0 degrees 27 minutes East and 62 feet from the point of beginning; thence South 0 degrees 27 minutes West, 62 feet to the Point of Beginning.

ACKNOWLEDGMENT

STATE OF CALIFORNIA	)
) ss.
COUNTY OF LOS ANGELES	)

On                                , before me                                                     , Notary Public in and for said State, personally appeared                                                              ,  who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Notary Public in and for said
County and State	[SEAL]